UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2015

AGILENT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5301 Stevens Creek Boulevard, Santa Clara, CA	95051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 345-8886

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events.

On November 1, 2014, Agilent Technologies, Inc. (“Agilent”) completed the previously announced distribution of one hundred percent (100%) of the outstanding common stock of Keysight Technologies, Inc. (“Keysight”) to Agilent’s shareholders (the “Distribution”). Subsequent to the Distribution, Keysight was no longer a subsidiary of Agilent and, therefore, Keysight no longer constituted part of Agilent’s business operations. Accordingly, after the Distribution, the related operating results and financial position of Keysight was reflected in Agilent’s consolidated financial statements as discontinued operations. We are furnishing this Current Report on Form 8-K to provide selected unaudited financial information for fiscal years 2014 and 2013 by quarter and year to date that reflect discontinued operations on a non-GAAP basis. The corresponding reconciliations from non-GAAP to unaudited GAAP financial information have also been included.

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future.  We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation.  Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operations decision making.  Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States.  It excludes items, such as restructuring and amortization, that may have a material effect on Agilent’s expenses and earnings per share calculated in accordance with GAAP.  Management monitors these items to ensure that expenses are in line with expectations and that our GAAP results are correctly stated but does not use them to measure the ongoing operating performance of Agilent.  The non-GAAP information we provide may be different from the non-GAAP information provided by other companies.

                The information contained in this report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits

The following is furnished as an exhibit to this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended:

Exhibit No.	Description
99.1	Reconciliations of restated unaudited GAAP to non-GAAP financial information for fiscal years 2014 and 2013 by quarter and year to date

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

	By:	/s/ Michael Tang
	Name:	Michael Tang
	Title:	Vice President, Assistant General Counsel and
Assistant Secretary

Date: March 9, 2015

EXHIBIT INDEX

Exhibit No.	Description
99.1	Reconciliations of restated unaudited GAAP to non-GAAP financial information for fiscal years 2014 and 2013 by quarter and year to date

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